UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014

ClearBridge American Energy MLP Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-22805	46-2078197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip Code)

(888) 777-0102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 23, 2014, ClearBridge American Energy MLP Fund Inc. (the “Fund”) issued a press release, the text of which is attached hereto as Exhibit 99.1, stating that the Boards of Directors of certain closed-end funds advised by Legg Mason Partners Fund Advisors, LLC have appointed Robert D. Agdern as a member of the Board of Directors of each of the closed-end funds, effective January 1, 2015.

The information disclosed under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into any filing of the Fund under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

99.1	Press Release of the Fund, dated December 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 23, 2014

ClearBridge American Energy MLP Fund Inc.

By:	/s./ George P. Hoyt
George P. Hoyt
Assistant Secretary

Index to Exhibits

Exhibit Number	Description of the Exhibit

99.1	Press Release of the Fund, dated December 23, 2014